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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ----------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            Primera Foods Corporation
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
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               Delaware                                                        39-1596279
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(State of Incorporation or Organization)                                     (IRS Employer
                                                                           Identification No.)

612 South 8th Street, Cameron, Wisconsin                                         54822
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(Address of Principal Executive Offices)                                       (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered
          -------------------                  ------------------------------

          ___________________                   _______________________________

          ___________________                   _______________________________





Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 Par Value

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                                (Title of Class)


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                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The registrant incorporates by reference the description of its securities to be contained under the caption "Description of Capital Stock" in the Prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933 for the registrant's Registration Statement on Form S-1 under the Securities Act of 1933 (Reg. No. 333-41679). Such Prospectus is deemed incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS.

         The following exhibits are incorporated herein by reference to the Exhibits to the registrant's Registration Statement under the Securities Act of 1933 (Reg. No. 333-41679):

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                       Exhibit                                                   Method of Filing
                       -------                                                   ----------------
1.       Specimen Common Stock Certificate                     Incorporated  by  Reference  to Exhibit 4.1 of Amendment
                                                               No. 1 to Reg. No. 333-41679

2.       Restated Certificate of                               Incorporated  by  Reference  to Exhibit 3.1 of Reg.  No.
         Incorporation of Primegg, Ltd.                        333-41679

3.       Restated Bylaws of Primera                            Incorporated  by  Reference  to Exhibit 3.2 of Reg.  No.
         Foods Corporation                                     333-41679

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:    April 30, 1998                              PRIMERA FOODS CORPORATION



                                                     By: /s/Jon E. Luikart
                                                       ---------------------
                                                       Jon E. Luikart, Chief
                                                       Executive Officer



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